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                                                                   EXHIBIT 10.29

                           SECOND AMENDMENT TO LEASE
                            DATED DECEMBER 23, 1996
                                 BY AND BETWEEN
                              DOUGLAS KAYE, LESSOR
                                      AND
       BIOMARIN PHARMACEUTICAL INC., A DELAWARE CORPORATION, SUCCESSOR IN
                        INTEREST TO GLYKO, INC., LESSEE
                            DATED DECEMBER 31, 2002

Lessor and Glyko, Inc. entered into that certain Lease dated as of December 23, 1996, as amended by that certain Addendum to Lease dated as of December 23, 1996 and that certain Amendment to Lease Agreement dated as of March 15, 2000 (collectively the "Lease").

Lessor and Lessee hereby agree as follows:

1.   Extension of Lease Term:
     Commencing April 1, 2003 the term of the lease shall be extended to March 31, 2005.

2.   Rent:
     The monthly rent for the extended term shall be $14,500 per month commencing April 1, 2003.

3.   Right to Terminate:
     Beginning upon execution of this agreement, notwithstanding the extension of the term of the Lease from March 31, 2003 to March 31, 2005, Lessee shall have the right to terminate the lease agreement at no charge to Lessee by giving Lessor one hundred eighty (180) days prior written notice.

4.   Entire Agreement:
     The Lease, as amended by this Amendment, contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Amendment. No prior agreement, understanding, or representation pertaining to any such matter shall be effective for any purpose.

LESSOR: Douglas Kaye, an individual

By:   /s/ DOUGLAS KAYE
      --------------------------
Date: 12/31/02
      --------------------------

LESSEE: BioMarin Pharmaceutical Inc., a Delaware corporation, successor in interest to Glyko, Inc., a California corporation

By:    /s/ JEFFREY LANDAU
       -------------------------
Title: VP, Admin.
       -------------------------
Date:  12/31/02
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